EXHIBIT 99

H1 2007 Results HSBC Finance Corporation IFRS Management Basis

Disclosure Statement This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, and the HSBC Finance Corporation Annual Report on Form 10-K, each for the year ended 31 December 2006. Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session. You may get copies of the HSBC Finance Corporation document referred to above free by visiting EDGAR on the SEC Web site at www.sec.gov. These materials do not constitute an offer to sell, or the solicitation of an offer to buy, any security of HSBC Finance Corporation or any other issuer. HSBC Holdings plc reports financial results in accordance with International Financial Reporting Standards ("IFRSs"). IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body and interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. All amounts, unless otherwise stated, represents IFRS management basis of accounting. IFRS Management Basis assumes that the mortgages and private label customer loans transferred to HSBC's US banking subsidiary, HSBC Bank USA, N.A. ("HSBC Bank USA"), have not been sold and remain on our balance sheet. Such customer loans continue to be managed and serviced by HSBC Finance Corporation without regard to ownership.

HSBC Finance Corporation - Financial Results Note: The figures above are presented on an International Financial Reporting Standards ("IFRS") Management basis. See Note 11 "Business segments" of Form 10-Q for the period ended 30 June 2007, for a reconciliation of IFRS to US GAAP. nmf: not meaningful US$m % Change % Change H1 2006 H2 2006 H1 2007 vs H1 06 vs H2 06 Net operating income before loan impairment charges $7,970 $7,793 $8,227 3.2% 5.6% Loan impairment and other related charges (2,250) (4,772) (4,073) (81.0%) 14.6% Net operating income 5,720 3,021 4,154 (27.4%) 37.5% Total operating expenses (2,919) (3,003) (3,040) (4.1%) (1.2%) Profit before tax 2,801 18 1,114 (60.2%) nmf Cost efficiency ratio 36.6% 38.5% 37.0% (40) bps 150bps Customer Loans & Advances (as at period end) 174,339 182,520 178,079 2.1% (2.4%)

HSBC Finance Corporation - Financial Results (continued) H107 Highlights Higher net operating income before loan impairment charges, consistent with loan growth, for H107 compared to H106 Lower Mortgage Services loans were more than offset by growth in branch based real estate portfolios and card business Loan impairment charges excluding Mortgage Services for H107 compared to H106 increased $1.3 bn as a result of the following: Unusually favorable credit environment, extremely low bankruptcy and strong economic conditions in H106 Growth and seasoning of portfolio Mortgage Services' portfolio has continued to decrease as planned with tighter underwriting, increased collections, select sales of assets ($2.7bn in H107 which includes $2.2bn in second quarter of 2007), and the decision to cease correspondent channel acquisitions Operating expenses increased 4% compared to H106 primarily to support loan growth in certain portfolios, including higher marketing expenses, investment in co-brand card initiatives and increased collection activities Cards and U.S. branch based mortgage businesses performed well and in line with expectations

HSBC Finance Corporation Loan Impairment Charges H1 2006 H2 2006 H1 2007 Total 2.3 4.8 4.1 Excluding Mortgage Services 2 3 3.3 Mortgage Services 0.3 1.8 0.8 Excluding Mortgage Services Mortgage Services US$bn Excluding Mortgage Services, loan impairment charges for H107 were above H206, primarily due to bankruptcies returning to normalized levels and growth and seasoning in the Cards and Consumer Lending portfolios H106 significantly benefited from a strong economy, benign credit environment and low bankruptcies

HSBC Finance Corporation Strategic Initiatives during first half 2007 Strategic repositioning of the Mortgage Services business Discontinued Correspondent Channel acquisitions in Mortgage Services Connecting Mortgage Services and CIBM in portfolio management strategy Strengthened structure with Chief Operating Officer role extended to cover credit risk organisation Discontinuation of pre-season and pre-file tax products by Taxpayer Financial Services Result of on going review to ensure all products and services offered align with our brand promise, focused on offering consumers the most value-added products Non-binding agreement to sell UK Insurance operations Result of continuing evaluation and focus on strategic positioning of core businesses Progress on cross-sell and direct-to-consumer internet initiatives

HSBC Finance Corporation Profit before tax H1 2006 H2 2006 H1 2007 Total 2.8 0.02 1.11 Excluding Mortgage Services 2.46 1.52 1.56 Mortgage Services 0.34 -1.5 -0.45 US$bn Excluding Mortgage Services Mortgage Services H106 benefited from unusually favorable credit environment and economic conditions Lower profit before tax excluding Mortgage Services compared to H106 as a result of increased impairment charges as credit environment trends toward normalized levels Profit before tax excluding Mortgage Services consistent with H206

HSBC Finance Corporation 2+ Delinquency Ratio Excluding Mortgage Services Mortgage Services (%) Note: See "Credit Quality" in MD&A of Form 10-Q for the period ended 30 June 2007 for delinquency information reported on a U.S. GAAP basis. Delinquency data excludes mortgages held for sale (MHS). Note that information reported at March 31, 2007 included MHS delinquencies. All data above has been adjusted to exclude MHS loans as they are classified as Trading Assets under IFRS. 2+ Delinquencies excluding Mortgage Services consistent with H206 Magnitude of delinquency ratio increase in Mortgage Service reflects seasoning of portfolio in addition to portfolio declines through run-off and sales H1 2007 H2 2006 H1 2006 Mortgage Services 6.21 4.65 2.88 Excluding Mortgage Services 4.29 4.31 3.94 Total 4.73 4.4 3.63

HSBC Finance Corporation Real Estate Secured 2+ Delinquency 2005 and 2006 vintages in Mortgage Services continue to season. The cessation of correspondent acquisitions and portfolio sales have impacted the delinquency ratio significantly. As the portfolio declines, the delinquency ratio will continue to increase Slight increase in 2+ delinquencies for Branch Real Estate secured portfolio due to seasoning of growing portfolio 2+ delinquency ratio also impacted by slowing housing market, changing credit cycle and bankruptcy filings returning to normalized levels Note: See "Credit Quality" in MD&A of Form 10-Q for the period ended 30 June 2007 for delinquency information reported on a U.S. GAAP basis. Delinquency data excludes mortgages held for sale (MHS). Note that information reported at March 31, 2007 included MHS delinquencies. All data above has been adjusted to exclude MHS loans as they are classified as Trading Assets under IFRS. 2+ Delinquency (USD Billions) 1.1 1.1 1.2 1.5 1.7 1.9 0.2 0.2 0.3 0.4 0.6 0.7 1.0 0.9 1.0 1.2 1.3 0.0 1.0 2.0 3.0 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 2+ MS First Lien 2+ MS Second Lien 2+ Branch R/E secured 1.3 0.9 1.5 1.9 2.3 1.7 0.6 2.3 1.2 2.6 1.3

HSBC Finance Corporation Mortgage Services Impairment Allowance 12/31/2006 Net Charge-offs Net Loan Impairment Charge Other 6/30/2007 East 2043 1363 1363 2096 2096 0 680 760 27 US$m Six months ended June 30, 2007

HSBC Finance Corporation Customer Loans and Advances Q2 07 Q1 07 Q4 06 Q3 06 Q2 06 Q1 06 Q4 05 Mortgage Services 41.4 46.6 49.5 51.5 51.5 49.3 44.3 Branch Real Estate Secured 52.9 51.5 49.7 46.2 44.4 43.1 41.3 Credit Cards 29.6 28 28.3 26.3 25.7 24.7 25.8 Private Label Cards 19.8 19.5 20.6 19.3 19 18.4 19.7 Motor Vehicle Finance 13 12.9 12.8 12.7 12.4 12.1 11.9 Other 21.4 21.4 21.6 21.5 21.3 20.9 20.8 163.8 168.5 174.3 177.5 182.5 US$bn Branch Real Estate Secured Credit Cards Private Label Cards Motor Vehicle Finance Other 179.9 178.1 Strategic reduction in Mortgage Services loan portfolio with growth in all other key portfolios considering seasonality Reduction in Mortgage Services portfolio consistent with decision to discontinue correspondent channel acquisitions and select sales of assets Select asset sales of $2.7 billion during H107 (including $2.2 billion during the second quarter)

Mortgage Services Loans by vintage and type December 2006 June 2007 US$16.7bn US$16.4bn US$2.3bn US$6.0bn = US$41.4bn Pre 2004 2004 2005 2006 2007 18% 8% 5% 7% 32% 16% 5% 23% 46% 57% 49% 27% 30% 33% 39% 16% 7% 5% 27% 12% 5% 5% 20% 48% 55% 37% 29% 33% 34% 51% 8% 0% 1% 0% 20 40 60 80 100% 5% US$24.1bn US$15.3bn US$3.0bn US$7.1bn = US$49.5bn 7% 1st Lien ARM 2nd Lien Fixed 2nd Lien ARM 1st Lien Fixed Note: Prior period vintage information has been recalibrated to reflect the loan origination date rather than the recognized loan purchase date, as it best indicates the origination date of the mortgage in each period.

HSBC Finance Corporation Mortgage Services Loans - Vintages Note: Prior period vintage information has been recalibrated to reflect the loan origination date rather than the recognized loan purchase date, as it best indicates the origination date of the mortgage in each period. Substantial reduction of 2005 vintages reflects actions taken within the Correspondent Channel Vintages (US$bn) December 2006 March 2007 June 2007 2007 0.6 1.4 2006 15.2 15.0 13.5 2005 19.8 17.9 15.5 2004 9.3 8.3 6.7 Pre 2004 5.2 4.8 4.3 49.5 46.6 41.4

2007 2008 H207 2008 Total HBIO 10.7 5.1 5.8 4.1 Mortgage Services 9.9 3.8 5.3 3 Consumer lending 0.8 1.3 0.5 1.1 HSBC Finance Corporation Adjustable Rate Mortgages - ARM Resets Mortgage Services Consumer Lending US$bn As of December 31, 2006 As of June 30, 2007

HSBC Finance Corporation Ongoing Areas of Focus US economic conditions, particularly unemployment levels, bankruptcy filings, housing market and interest rates Impact of adjustable rate mortgage resets Seasoning of growing Credit Card and Retail Branch based Real Estate portfolios